Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 15 – Subsequent Events

On January 12, 2026, at a fifth closing under the SPA, the Company issued 93,407 additional shares of Series D Preferred Stock for additional consideration of $850. On January 30, 2026, at a sixth closing under the SPA, we issued 131,867 additional shares of Series D Preferred Stock for consideration of $1,200. On February 4, at a final closing under the SPA, we issued 98,902 additional shares of Series D Preferred Stock for consideration of $900. Issuance costs associated with these closings were $306, bringing the total issuance costs related to the Series D Preferred Stock to $506.

On February 4, 2026, the Company’s common stock began trading on the NASDAQ under the ticker symbol “OBAI” in connection with the Company’s direct listing. In a direct listing, the Company did not issue new shares and did not receive any proceeds from the listing.

On February 5, 2026, all 682,770 outstanding shares of the Company’s Series E Convertible Preferred Stock were converted into 1,477,857 shares of the Company’s common stock in accordance with the terms of the Series E Preferred. Following the conversion, no shares of Series E Preferred remained outstanding.

On March 1, 2026, the Company entered into Amendment No. 1 (the “Amendment”) to a Warrant to Purchase Shares of Common Stock originally issued on October 27, 2025 (the “Warrant”). The Warrant provides for the purchase of up to 16,000,000 shares of the Company’s common stock at an exercise price of $12.35 per share and expires on July 27, 2026. Pursuant to the Amendment, the exercise price for 12,000,000 shares underlying the Warrant was temporarily reduced as follows: (i) $2.25 per share for 4,500,000 shares for a period of 60 days; (ii) $2.75 per share for 3,750,000 shares for a period of 60 days; and (iii) $3.25 per share for 3,750,000 shares for a period of 75 days. Upon expiration of the reduced exercise price periods, the exercise price for the applicable warrants will revert to the original exercise price of $12.35 per share. All other terms and conditions of the Warrant remain unchanged.

Also on March 1, 2026, the Company issued a Promissory Note in the principal amount of $2,500,000 (the “Note”). The Note bears interest at a rate of 10% per annum and matures on September 1, 2026. The Company is required to apply 25% of the net proceeds from any future offerings or issuances of the Company’s securities toward repayment of the Note until it is paid in full. In the event of default, the Note will bear interest at a rate of 24% per annum, and any late payments will be subject to a late fee equal to 10% of the overdue amount.

The Company has evaluated all transactions through March, 31, 2026, the date these consolidated financial statements were available to be issued and has determined that there are no other events, other than the following, that would require disclosure in or adjustment to these financial statements.